REVENUES	12 Months Ended
Dec. 31, 2023
Disclosure Of Revenue [Abstract]
REVENUE
NOTE 12:	REVENUES

	Year ended December 31
	2023	2022	2021
	USD thousands

Programmatic	299,005	274,355	266,616
Performance	32,988	60,895	75,329

	331,993	335,250	341,945

For the year ended December 31, 2023, no individual buyer accounted for more than 10% of revenue. For the year ended December 31, 2022 one buyer represents 10.7% of revenue. For the year ended December 31, 2021 one buyer represents 13.6% of revenue.